Exhibit 10.12
SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”), dated as of August 10, 2025 is entered into by and among Green Plains Inc., an Iowa corporation (the “Company”) and each of the undersigned (each, a “Subscriber” and, collectively, the “Subscribers”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the form of Warrant Agreement attached hereto as Exhibit A (the “Warrant Agreement”).
WHEREAS, on February 9, 2021, Green Plains SPE LLC, a Delaware limited liability company (“Issuer”) issued those certain Junior Mezzanine Secured Notes due 2026, pursuant to that certain Indenture, dated as of February 9, 2021, by and among Issuer, as issuer, the Company, as Guarantor and Wilmington Trust, National Association, as trustee (as amended, restated, supplemented, replaced or otherwise modified prior to the date hereof, the “Existing Indenture”);
WHEREAS, on or about the date hereof, Issuer and the parties thereto amended and restated the Existing Indenture and entered into that certain Amended and Restated Indenture (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Indenture”);
WHEREAS, in consideration of each Subscriber’s agreement to amend and restate the Existing Indenture each Subscriber will receive from the Company warrants to purchase one share of the Company’s common stock, $0.001 par value (the “Common Stock”) for a price of $0.01 per share (as same may be adjusted pursuant to Section 1 of the Warrant Agreement), on substantially the terms set forth in the Warrant Agreement and in the amount as set forth opposite such Subscriber’s name on Schedule I hereto, (collectively, the “Warrants” and the shares of Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”), and the Company desires to issue to each Subscriber the Warrants on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.Subscription. Subject to the terms and conditions hereof, at the Closing, the Company shall issue to each Subscriber, for no additional consideration, the Warrants in the amount set forth opposite such Subscriber’s name on Schedule I hereto (such subscription and issuance, the “Subscription”).
2.Representations, Warranties and Agreements.
2.1    Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Warrants to each Subscriber, each Subscriber, severally (and not jointly),

hereby represents and warrants (as to itself only) to the Company and acknowledges and agrees with the Company, severally (and not jointly), as follows:
2.1.1    If the Subscriber is not an individual, the Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its several (and not joint) obligations under this Subscription Agreement. If such Subscriber is an individual, the Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.
2.1.2    If the Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by the Subscriber. If the Subscriber is an individual, the signature on this Subscription Agreement is genuine, and the Subscriber has legal competence and capacity to execute the same. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Company, this Subscription Agreement is the valid and binding obligation of the Subscriber, is enforceable against such Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
2.1.3    The execution, delivery and performance by Subscriber of this Subscription Agreement do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of Subscriber to enter into and timely perform its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.
2.1.4    Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”)) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule

II, (ii) is acquiring the Warrants only for its own account and not for the account of others, or if Subscriber is subscribing for the Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer, and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide, at the Company's request, the information on Schedule II following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Warrants.
2.1.5    Subscriber understands that the Warrants are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Warrants have not been registered under the Securities Act. Subscriber understands that the Warrants may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Warrants shall contain a legend to such effect. Subscriber acknowledges that the Warrants will not be eligible for resale pursuant to Rule 144A. Subscriber understands and agrees that the Warrants will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Warrants and may be required to bear the financial risk of an investment in the Warrants for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Warrants.
2.1.6    Subscriber understands and agrees that Subscriber is subscribing for the Warrants directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber with respect to the Warrants by the Company or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement.
2.1.7    Each Subscriber represents and warrants (as to itself only) that its acquisition and holding of the Warrants will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

2.1.8    In making its decision to subscribe for the Warrants, each Subscriber represents (as to itself only) that it has relied solely upon independent investigation made by Subscriber. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Company and its representatives concerning the Company or the Warrants or the offer and sale of the Warrants. Subscriber acknowledges and agrees (as to itself only) that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Warrants, including with respect to the Company. Subscriber represents and agrees (as to itself only) that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Warrants.
2.1.9    Subscriber became aware of this offering of the Warrants solely by means of direct contact between Subscriber and the Company or its representative. Subscriber has a pre-existing substantive relationship (as interpreted in guidance from the Securities and Exchange Commission (the “Commission”) under the Securities Act) with the Company or its representative, and the Warrants were offered to Subscriber solely by direct contact between Subscriber and the Company or its representative. Subscriber did not become aware of this offering of the Warrants, nor were the Warrants offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Warrants (i) were not offered by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.
2.1.10    Subscriber acknowledges that it is aware that there are substantial risks incident to the subscription for and ownership of the Warrants. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.
2.1.11    Alone, or together with any professional advisor(s), Subscriber represents and acknowledges (as to itself only) that Subscriber has adequately analyzed and fully considered the risks of an investment in the Warrants and determined that the Warrants are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.12    Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Warrants or made any findings or determination as to the fairness of an investment in the Warrants.
2.1.13    Subscriber represents and warrants (as to itself only) that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents (as to itself only) that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents (as to itself only) that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List.
2.1.14    If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants (as to itself only) that neither the Company, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Warrants, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Warrants.
2.1.15    Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Subscriber with the Commission with respect to the beneficial ownership of the Company’s Common Stock, Subscriber is not currently (and at all times through Closing will refrain from being or becoming)

a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).
2.1.16    Subscriber will not acquire a substantial interest (as defined in 31 C.F.R. Part 800.244) in the Company as a result of the issuance of the Warrants hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and Subscriber will not have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the issuance of the Warrants hereunder.
2.1.17    No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement in such a way as to create any liability on the Company.
2.2    Company’s Representations, Warranties and Agreements. To induce each Subscriber to subscribe for the Warrants, the Company hereby represents and warrants to each Subscriber and agrees with each Subscriber as follows:
2.2.1    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Iowa Business Corporation Act (as amended, the “IBCA”), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.
2.2.2    The Warrants have been duly authorized and, when issued and delivered to Subscriber against full payment for the Warrants in accordance with the terms of this Subscription Agreement and registered with the Company’s transfer agent, the Warrants will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s second amended and restated articles of incorporation, as amended, or under the IBCA. The Warrant Shares have been reserved for issuance, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s second amended and restated articles of incorporation, as amended, or under the IBCA.
2.2.3    This Subscription Agreement has been duly authorized, validly executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding obligation of the Subscriber, is the valid and binding obligation of the Company, is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.
2.2.4    The Company is classified as a Subchapter C corporation for U.S. federal income tax purposes.
2.2.5    The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), issuance and sale of the Warrants will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of the Company to enter into and timely perform its obligations under this Subscription Agreement and the applicable Warrant Agreement (a “Company Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, or the rules and regulation of the principal market on which the Company's Common Stock trades, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties that would reasonably be expected to have an Company Material Adverse Effect.
2.2.6    Neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would adversely affect reliance by the Company on section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Warrants under the Securities Act.
2.2.7    Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, in connection with the offer or sale of any of the Warrants and neither the Company nor any person acting on its behalf offered any of the Warrants in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.
2.2.8    As of the date of this Subscription Agreement, the authorized capital stock of the Company consists of 150,000,000 shares of capital stock, comprised of 150,000,000 shares of Common Stock. As of the date hereof, 68,370,427 shares of Common Stock are issued, 65,565,368 shares of Common Stock are outstanding and 4,001,362 warrants exercisable for shares of Common Stock on a one-for-basis are issued and outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights. Except as set forth above, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any shares of Common Stock, or any other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than as set forth in the SEC Documents.
2.2.9    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, (x) no registration under the Securities Act is required for the offer and sale of the Warrants by the Company to Subscriber and (y) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local Governmental Authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Subscription Agreement, except for filings pursuant to Regulation D of the Securities Act and applicable state securities laws.
2.2.10    The Company has made available to Subscriber (including via the Commission’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by the Company with the Commission prior to the date of this Subscription Agreement (the “SEC Documents”). None of the SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its inception and through the date hereof. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the SEC Documents.
2.2.11    As of the date hereof, there are no pending or, to the knowledge of the Company, threatened, Actions, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Company which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement.
2.2.12    No broker, finder or other financial consultant has acted on behalf of Company in connection with this Subscription Agreement in such a way as to create any liability on the Subscriber. The Company agrees to indemnify and hold harmless Subscriber from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of Company and to bear the cost of legal expenses incurred by Subscriber in defending against any such claim.
2.2.13    The execution, delivery and performance of its obligations hereunder by Subscriber are, or are based on, commercial acts for purposes of applicable law.
2.2.14    The Common Stock of the Company is registered pursuant to section 12(b) of the Exchange Act and listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of the Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of Common Stock under the Exchange Act.
3.Settlement Date and Delivery.
3.1    Closing. The closing of the issuance of the Warrants to the Subscriber (the “Closing”) shall take place promptly following the execution of this Subscription Agreement. At the Closing, upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 3, the Company shall deliver to Subscriber the Warrants in book entry form, in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber. For purposes of this Subscription Agreement, “Business Day” means any day that, in New York, New York, is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close.
3.2    Conditions to Closing of the Company.
The Company’s obligations to sell and issue the Warrants at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Company, on or prior to the date on which Closing occurs (the “Closing Date”), of each of the following conditions:
3.2.1    Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 2.1 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects), and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) with the same force and effect as if they had been made on and as of said date.
3.2.2    Compliance with Covenants. Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Closing.
3.2.3    Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription.
3.3    Conditions to Closing.
The Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver by such Subscriber, on or prior to the Closing Date, of each of the following conditions:
3.3.1    Representations and Warranties Correct. The representations and warranties made by the Company in Section 2.2 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects), and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) with the same force and effect as if they had been made on and as of said date.
3.3.2    Compliance with Covenants. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Company to consummate the Closing.
3.3.3    Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case,

entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting the transactions contemplated by this Subscription Agreement.
3.3.4    Delivery of Transaction Documents. The Indenture and each of the Note Documents (as defined therein) shall have been entered into or amended and restated, as applicable, by the parties thereto and become effective in accordance with the terms thereof.
3.3.5    Opinion of Counsel. The Subscribers shall have received a written opinion of Husch Blackwell LLP, counsel for the Company, dated the Closing Date and addressed to the Subscribers, as to the applicable matters set forth in on Exhibit B.
4.Registration Rights.
4.1    Within three Business Days after the date of this Subscription Agreement (the “Filing Date”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Warrant Shares, and the shares of Common Stock issuable upon the exercise of warrants held by any of the Subscribers as of the date hereof (the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 30th calendar day (or 75th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing and (ii) the 2nd Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing a completed and executed selling shareholders questionnaire in customary form to the Company that contains the information required by Commission rules for a Registration Statement regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Registrable Securities to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. Any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section 4.
4.2    In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Company shall:

4.2.1    except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) such Subscriber, together with its affiliates, ceases to hold any Warrants or any of the Company's then outstanding shares of Common Stock and (ii) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable);
4.2.2    advise Subscriber within one (1) Business Day:
(a)    when a Registration Statement or any post-effective amendment thereto has become effective;
(b)    of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;
(c)    of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
(d)    subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.
Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (d) above constitutes material, nonpublic information regarding the Company;
4.2.3    use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

4.2.4    upon the occurrence of any event contemplated in Section 4.2.2(d), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
4.2.5    use its commercially reasonable efforts to cause all Warrant Shares to be listed on each securities exchange or market, if any, on which the Company’s Common Stock is then listed.
4.3    Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the filing, effectiveness or continued use of any Registration Statement would require the Company to make any public disclosure of material non-public information, which disclosure, in the good faith determination of the board of directors of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement in order for the applicable Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not making such information public (each such circumstance, a “Suspension Event”); provided, the Company may not delay or suspend the Registration Statement on more than two occasions or for more than thirty (30) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company except (A) for disclosure to the Subscriber’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law. If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering Registrable Securities in Subscriber’s possession; provided, this obligation to deliver or destroy all copies of the prospectus covering the shares of Common Stock underlying the Warrants shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.
4.4    Right to Demand an Underwritten Registered Offering.
4.4.1    Upon the written demand of Subscriber made at any time (an “Offering Demand Notice”), the Company will facilitate in the manner described in this Subscription Agreement an underwritten registered offering (either through filing of a new registration statement or through a take-down from an already existing shelf registration statement) of the Registrable Securities requested by Subscriber to be included in such offering, provided, the Company shall not be obligated to effect more than one such underwritten registered offering demand on behalf of all Subscribers (a “Demand Offering”). The Subscriber will be entitled to determine the plan of distribution and select the managing underwriters and any provider of advisory services for such Demand Offering.
4.4.2    Any Demand Offering will also include Registrable Securities to be sold by Subscribers that exercise their related piggyback rights pursuant to Section 4.5 hereof, to the extent exercising such rights on a timely basis. In order to be valid, the Offering Demand Notice must provide (if applicable): (i) the number of Registrable Securities sought to be registered, (ii) the proposed plan of distribution by such holder of such Registrable Securities, (iii) the ownership of Registrable Securities by such holder and (iv) such information regarding the Subscriber as is required to be included in the registration statement or is otherwise required by FINRA or the SEC in connection with such registration statement.
4.4.3    Without limiting any other obligations of the Company hereunder, in the event a shelf registration statement covering all of the Registrable Securities covered by such Offering Demand Notice is not effective at the time of the Offering Demand Notice, as soon as reasonably practicable, but in no event later than 30 days after receiving a valid Offering Demand Notice satisfying the criteria set forth in this Section 4.4, the Company shall use its commercially reasonable efforts to file with the SEC a registration statement covering all of the Registrable Securities covered by such Offering Demand Notice as well as any other Registrable Securities as to which registration is properly requested in accordance with Section 4.5 hereof (which other Registrable Securities may be included by means of a pre-effective amendment) and any other registrable securities properly requested in accordance with other registration rights agreements with the Company. The Subscribers wishing to engage in the Demand Offering shall, to the extent practicable, use commercially reasonable efforts to work with the Company and any underwriters in order to facilitate preparation of any registration statement, prospectus and other offering documentation related to the Demand Offering.

4.4.4    If, in connection with a Demand Offering, the lead managing underwriter(s) advise(s) the Company in writing that, in its opinion, the inclusion of all the securities sought to be included in such Demand Offering by (w) the Company, (x) the Subscribers and (y) any other Person who has sought to have shares of Common Stock included in such Demand Offering pursuant to rights granted by the Company to demand such inclusion (such persons, being “Other Sellers”), as the case may be, would materially and adversely affect the success thereof, then the Company shall include in the registration statement applicable to such Demand Offering only such securities as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect, as follows and in the following order of priority: (A) first, Registrable Securities of the Subscribers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Subscribers, (B) second, shares of Common Stock to be sold by the Company and (C) third, such number of shares of Common Stock (or other securities, as applicable) sought to be registered by each Other Seller pro rata in proportion to the number of securities sought to be registered by all such Other Sellers.
4.5    Right to Piggyback on a Registered Offering.
4.5.1    In connection with any registered offering of Common Stock covered by a registration statement (whether pursuant to the exercise of demand rights or at the initiative of the Company), the Subscribers may exercise piggyback rights to have included in such offering Registrable Securities held by them. The Company will facilitate in the manner described in this Subscription Agreement any such registered offering. The Subscribers’ exercise of such piggyback rights will not constitute a Demand Offering.
4.5.2    If, in connection with a piggyback registration that involves an underwritten offering, the lead managing underwriter(s) advise(s) the Company in writing that, in its opinion, the inclusion of all the securities sought to be included in such piggyback registration by (w) the Company, (x) other persons who have sought to have shares of Common Stock registered in such registration pursuant to rights granted by the Company to demand such registration (such persons, being “Other Demanding Sellers”), (y) the Subscribers and (z) any other proposed sellers of shares of Common Stock (such Persons being “Other Proposed Sellers”), as the case may be, would materially and adversely affect the success thereof, then the Company shall include in the registration statement applicable to such piggyback registration only such securities as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect, as follows and in the following order of priority:
(a)    if the piggyback registration relates to an offering for the Company’s own account, then (i) first, such number of shares of Common Stock (or other securities, as applicable) to be sold by the Company as the Company, in its reasonable judgment, shall have determined, (ii) second, a pro rata number of shares of Common Stock to consist of (a) Registrable Securities of Subscribers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Subscribers, and (y) shares of Common Stock held by Other Demanding Sellers having rights of registration on parity with the Subscribers with respect to such offering (in each case, based on the number of shares of Common Stock properly requested to be included in such offering), (iii) third, shares of Common Stock sought to be registered by Other Demanding Sellers not otherwise encompassed by clause (ii) of this Section 4.5.2(a) pro rata on the basis of the number of shares of Common Stock proposed to be sold by such Other Demanding Sellers, and (iv) fourth, other shares of Common Stock proposed to be sold by any Other Proposed Sellers; or
(b)    if the Piggyback Registration relates to an offering other than for the Company’s own account, then (i) first, such number of shares of Common Stock (or other securities, as applicable) sought to be registered by each Other Demanding Seller pro rata in proportion to the number of securities sought to be registered by all such Other Demanding Sellers, (ii) second, Registrable Securities of Subscribers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Subscribers, (iii) third, shares of Common Stock to be sold by the Company, and (iv) fourth, other shares of Common Stock proposed to be sold by any Other Proposed Sellers.
4.5.3    For clarity, in connection with any underwritten offering under this Section 4.5 for the Company’s account, the Company shall not be required to include the Registrable Securities of a Subscriber in the Underwritten Offering unless such Subscriber accepts the reasonable and customary terms of the underwriting as agreed upon between the Company and the lead managing underwriter(s), which shall be selected by the Company (subject to such lead managing underwriter(s) being reasonably acceptable to the Subscribers, such acceptance not to be unreasonably withheld, delayed or conditioned).
5.Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; provided, nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach.
6.Miscellaneous.
6.1    Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.
6.1.1    Subscriber acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects.
6.1.2    The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
6.1.3    The Company may request from Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of Subscriber to acquire the Warrants, and Subscriber shall provide such information as may be reasonably requested, to the extent within Subscriber’s possession and control or otherwise readily available to Subscriber.
6.1.4    Each of Subscriber and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described herein.
6.1.5    The Company shall promptly secure the listing of all of the Registrable Securities upon Nasdaq (subject to official notice of issuance) and, for so long as the Company’s Common Stock remains listed on the Nasdaq, shall maintain such listing of all Registrable Securities until such time as no Warrants or Registrable Securities are held by any Subscriber. Neither the Company nor any of its subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Nasdaq.
6.2    Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:
(i)    if to Subscriber, to such address or addresses set forth on the signature page hereto;
(ii)    if to the Company, to:
Green Plains Inc.
1811 Aksarben Drive
Omaha, NE 68106
Attention: Michelle Mapes, Interim Principal Executive Officer, Chief Legal and Administration Officer and Corporate Secretary
With a copy to:
Husch Blackwell LLP
13330 California Street, Suite 200

Omaha, NE 68154
Attention: David Gardels, Esq.
6.3    Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.
6.4    Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought.
6.5    Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Warrant Shares) may be transferred or assigned without the prior written consent of each of the other parties hereto (other than the Warrants acquired hereunder, if any, and then only in accordance with this Subscription Agreement); provided that Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as Subscriber, without the prior consent of the Company, provided that such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warrants of Subscriber provided for herein to the extent of such assignment; provided further, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager as Subscriber.
6.6    Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.
6.7    Governing Law; Jurisdiction; Consent to Service of Process.
6.7.1    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subscription Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New

York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
6.7.2    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subscription Agreement in any court referred to in Section 6.7.1. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
6.7.3    Each party to this Subscription Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.2. Nothing in this Subscription Agreement will affect the right of any party to this Subscription Agreement to serve process in any other manner permitted by law.
6.8    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
6.9    Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
6.10    No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.
6.11    Remedies.
6.11.1    The parties agree that the irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.7.1, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the parties hereto to cause the other parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.
6.11.2    The parties acknowledge and agree this Section 6.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.
6.11.3    In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.
6.12    Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing.

6.13    No Broker or Finder. Each of the Company and Subscriber agrees to indemnify and hold the other parties hereto harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.
6.14    Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.
6.15    Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
6.16    Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.
6.17    Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.
6.18    Expenses. The Company shall bear all reasonable and documented costs, fees and expenses (including, without limitation, fees, charges and disbursements of Clifford Chance LLP) in connection with entry into, or enforcement of this Subscription Agreement or the Warrant Agreements.
6.19    Disclosure. Within one Business Day following entry into this Subscription Agreement, the Company shall (A) issue a press release disclosing all material terms of the transactions contemplated hereby and (B) file a Current Report on Form 8-K or Quarterly Report on Form 10-Q describing the terms of the transactions contemplated hereby and by the Indenture, and attaching this Subscription Agreement, the form of the Warrants and the Indenture as exhibits to such filing (the “SEC Filing”). From and after the earlier of the filing of the SEC Filing or the issuance of the press release, the parties agree that no Subscriber is in possession of any material, non-public information received from the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the SEC Filing. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees, affiliates and agents not to, provide any Subscriber with any material, non-public information regarding the Company or any of its subsidiaries from and after the date hereof without the express prior written consent of such Subscriber. If a Subscriber has, or believes it has, received any such material, non-public information regarding the Company or any of its subsidiaries from the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, it may provide the Company with written notice thereof. The Company shall, within three (3) Business Days of receipt of such notice, make public disclosure of such material, non-public information. In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees, affiliates and agents, in addition to any other remedy provided herein or in the Note Documents, a Subscriber shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents. No Subscriber shall have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents for any such disclosure. To the extent that the Company delivers any material, non-public information to a Subscriber without such Subscriber’s consent, the Company hereby covenants and agrees that such Subscriber shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its subsidiaries nor any Subscriber shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, the Company shall be entitled, without the prior approval of any Subscriber, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Subscriber shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Subscriber, neither the Company nor any of its subsidiaries or affiliates shall disclose the name of such Subscriber in any filing, announcement, release or otherwise.
6.20    Fundamental Transaction. If, at any time while the Warrants are outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another person (other than for the purpose of changing the Company’s name), (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of the outstanding equity securities of the Company having voting power are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of outstanding securities representing more than 50% of the aggregate voting power of the issued and outstanding equity securities of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of persons whereby such other person or group acquires securities representing more than 50% of the aggregate voting power, including the power to vote on the election of directors of the Company, of the issued and outstanding equity securities of the Company (each a “Fundamental Transaction”), then, upon consummation of such Fundamental Transaction, this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Subscriber would have owned immediately after the consummation of such Fundamental Transaction if the Subscriber had exercised in full this Warrant immediately before the consummation of such Fundamental Transaction. If holders of Common Stock are given any choice as to the kind or amount of securities, cash or other assets receivable upon the consummation of such Fundamental Transaction, then the Subscriber shall be given the same choice as to such consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.
7.Non-Reliance. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, other than the representations and warranties of the Company expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Company.
8.Rule 144. From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell securities of the Company to the public without registration are available to holders of the Company’s Common Stock and until such time as any Subscriber holds Warrants or Registrable Securities, the Company agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (iii) furnish to Subscriber, promptly upon request, (x) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (z) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.
If the Warrants and/or the Registrable Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at Subscriber’s request, the Company will cause its transfer agent to remove the legend set forth in Section 2.1.5. In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Warrants and/or Registrable Securities without any such legend; notwithstanding the foregoing, Company will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company and each Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.
GREEN PLAINS INC.

By: /s/ Michelle Mapes
Name: Michelle Mapes
Title: Chief Legal & Administration Officer

[Signature Page to Subscription Agreement]

Accepted and agreed this 10th day of August 2025.

SUBSCRIBER

BLACKROCK GLOBAL ALLOCATION FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

Notice Address:

BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
Attention:  Steven Karpel
Email:  Steven.Karpel@blackrock.com; Kathryn.keen@blackrock.com

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, New York 10001
Attention:  Lucy Liu
Email:  lucy.liu1@blackrock.com; legaltransactions@blackrock.com

[Signature Page to Subscription Agreement]

Accepted and agreed this 10th day of August 2025.

SUBSCRIBER

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE BLACKROCK GLOBAL ALLOCATION COLLECTIVE FUND

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

Notice Address:

BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
Attention:  Steven Karpel
Email:  Steven.Karpel@blackrock.com; Kathryn.keen@blackrock.com

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, New York 10001
Attention:  Lucy Liu
Email:  lucy.liu1@blackrock.com; legaltransactions@blackrock.com

[Signature Page to Subscription Agreement]

Accepted and agreed this 10th day of August 2025.

SUBSCRIBER

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE STRATEGIC INCOME OPPORTUNITIES BOND FUND

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

Notice Address:

BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
Attention:  Steven Karpel
Email:  Steven.Karpel@blackrock.com; Kathryn.keen@blackrock.com

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, New York 10001
Attention:  Lucy Liu
Email:  lucy.liu1@blackrock.com; legaltransactions@blackrock.com

[Signature Page to Subscription Agreement]

Accepted and agreed this 10th day of August 2025.

SUBSCRIBER

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE BLACKROCK TOTAL RETURN BOND FUND By: /s/ Henry Brennan Name: Henry Brennan Title: Authorized Signatory

Notice Address:

BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
Attention:  Steven Karpel
Email:  Steven.Karpel@blackrock.com; Kathryn.keen@blackrock.com

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, New York 10001
Attention:  Lucy Liu
Email:  lucy.liu1@blackrock.com; legaltransactions@blackrock.com

[Signature Page to Subscription Agreement]